UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2010

HOME SYSTEM GROUP
(Exact name of registrant as specified in its charter)

Nevada	000-49770	43-1954776
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Oceanic Industry Park
Sha Gang Highway, Gang Kou Town, Zhongshan City
Guangdong Province, P.R. China
(Address of principal executive offices)

347-624-5699
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Home System Group is filing this current report on Form 8-K/A to amend its current report on Form 8-K dated October 1, 2010 to file the required financial statements and pro forma information required under Item 9.01.

Item 2.01 Completion of Acquisition of Assets.

Completion of Acquisition of  100% of Jinxinglong Electrical Appliances Co., Ltd.

Effective on October 1st, 2010, Home System Group (“HSG”), a Nevada corporation, completed its acquisition of 100% of the outstanding stock of Jinxinglong Electrical Appliances Co., Ltd. (“Jinxinglong”), a limited liability company organized under the laws of the People’s Republic of China (“PRC”) pursuant to the Equity Ownership Transfer Agreement, dated as of July 15, 2010 (the “Jinxinglong Exchange Agreement”), among Asia Forever Investment Limited (“Asia Forever”), a wholly-owned subsidiary of HSG  and Zhongshan City Weihe Appliances Co., Ltd. ("Weihe"), a limited liability company organized under the laws of the PRC and a wholly-owned subsidiary of Asia Forever  on the one hand, and Jinxinglong and all of the shareholders of Jinxinglong on the other hand (the "Shareholders").

Pursuant to the terms of the Jinxinglong Exchange Agreement, HSG has paid $3,000,000 (paid in Renminbi) for the first and second installments of the total purchase price of $15,000,000 to the Shareholders and effective October 1, 2010, the Shareholders have transferred 70% of their shares in Jinxinglong to Weihe and 30% of their shares of Jinxinglong to Asia Forever.  The transfer of the shares from the Shareholders to Weihe and Asia Forever has been registered with the appropriate PRC governmental agency, which has approved the share transfer.  The remaining $12,000,000 of purchase price will be paid in installments over the next 15 months in accordance with the terms of the Exchange Agreement, a copy of which was included as an exhibit to the Company's Current Report on Form 8-K filed with the SEC on July 20, 2010 (File Number 10960377).

Completion of Acquisition of  90% of ZhongshanSanfan Electrical Appliances Co., Ltd.

Effective on October 1st, 2010, HSG completed its acquisition of ZhongshanSanfan Electrical Appliances Co., Ltd. (“Sanfan”), a limited liability company organized under the laws of the PRC,  pursuant to the Equity Transfer Agreement dated as of May 31, 2010 (the “Sanfan Exchange Agreement”), among Weihe, Sanfan, and all of the shareholders of Sanfan (the "SanfanShareholders").

Pursuant to the terms of the Sanfan Exchange Agreement, HSG has paid $2,400,000 for the first and second installments of the total purchase price of $12,000,000 to the Sanfan Shareholders and effective October 1, 2010. The Sanfan Shareholders transferred 90% of their shares in Sanfan to Weihe.  This transfer of the shares to Weihe has been registered with the appropriate PRC governmental agency.  The remaining purchase price of $9,600,000 will be paid in installments over the next 15 months in accordance with the terms of the Sanfan Exchange Agreement, a copy of which was included as an exhibit to the Company's Current Report on Form 8-K filed with the SEC on June 4, 2010 (File Number 10878661).

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

(1) The audited balance sheets of Jinxinglong as of December 31, 2009 and December 31, 2008 and the related statement of operations and comprehensive income, cash flows, and stockholders’ equity for each of the two years ending December 31, 2009 and December 31, 2008; and the unaudited balance sheets of Jinxinglong as of September 30, 2010, and the related statement of operations and comprehensive income, cash flows, and stockholders’ equity for the nine months ending September 30, 2010; are attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

(2) The audited balance sheets of Sanfan as of December 31, 2009 and the related statement of operations and comprehensive income, cash flows, and stockholders’ equity for the period from April 1, 2009 (date of inception) to December 31, 2009; and the unaudited balance sheets of Sanfan as of September 30, 2010 and the related statement of operations and comprehensive income, cash flows, and stockholders’ equity for the nine months ending September 30, 2010; are attached as 99.2 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information

(1) The unaudited pro forma balance sheet of Home System Group as of September 30, 2010 and the unaudited pro forma statement of income of Home System Group for the nine months period ended September 30, 2010; and the unaudited pro forma balance sheet of Home System Group as of December 31, 2009 and the unaudited pro forma statement of income of Home System Group for the 12 months ending December 31, 2009; are attached as Exhibit 99.3 to this Current Report on Form 8-K/A.

(c) Exhibits

Exhibit Number	Description of Exhibit

99.1	Financial Statements of Jinxinglong Electrical Appliances Co., Ltd.

99.2	Financial Statements of Zhongshan Sanfan Electrical Appliances Co., Ltd.

99.3	Pro Forma Financial Statements of Home System Group

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorize

HOME SYSTEM GROUP

Date: December 14, 2010	By:	/s/ Yu Lei
Yu Lei
Chief Executive Officer